Exhibit 99.3

U.S. DRY CLEANING CORPORATION
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
YEAR ENDED SEPTEMBER 30, 2004 AND
THE TEN MONTHS ENDED JULY 31, 2005

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL STATEMENTS
DECEMBER 31, 2006

INTRODUCTION

On December 30, 2005, U.S. Dry Cleaning Corporation (the "Company") completed a reverse merger with a public traded “shell” company known as First Virtual Communications, Inc. Prior to such reverse merger, the Company completed the acquisition of Steam Press Holdings, Inc. (“SPHI”) and Coachella Valley Retail, LLC (“CVR”) on August 8, 2005 and August 9, 2005, respectively. The Company acquired SPHI by issuing 1,200,000 shares of Company preferred stock to the former SPHI shareholders and CVR by issuing 2,490,000 shares of Company common stock to the former CVR LLC members. SPHI had a September 30 year-end while CVR had a December 31 year-end.

The following unaudited pro forma combined consolidated statements of operations (hereinafter collectively referred to as "the pro forma financial statements") are presented for illustrative purposes only. The pro forma financial statements are subject to a number of estimates, assumptions, and other uncertainties and are not necessarily indicative of the results of operations for future periods, or the results that would have been realized had the Company, SPHI and CVR been a combined entity during the specified periods. The pro forma financial statements (including the notes thereto) are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and notes of the Company, SPHI, and CVR incorporated herein by reference or included elsewhere herein. The Company's historical financial statements incorporated herein by reference are the audited September 30, 2006 consolidated financial statements included in the related Form 10-KSB/A filed with the Securities and Exchange Commission.

The following pro forma financial statements give effect to the purchase of 100% of the equity interest in SPHI and CVR by the Company using the purchase method of accounting. The pro forma financial statements are based on the respective historical financial statements and the notes thereto of the Company, SPHI, and CVR. A pro forma balance sheet has not been presented since the Company has previously filed audited consolidated balance sheets of the Company, SPHI, and CVR as of September 30, 2006 and 2005. The pro forma financial statements assume that the acquisition of SPHI and CVR took place on October 1, 2003 and combines the audited statements of operations for CVR and SPHI for the year ended September 30, 2004 and the ten months ended July 31, 2005. The Company formed on July 19, 2005 and had no operations from July 19, 2005 until August 8, 2005.

The pro forma adjustments described in the accompanying notes are based on management's estimates of the fair value of the consideration paid and the net assets acquired.

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2004

	HISTORICAL
	COACHELLA	STEAM
	VALLEY	PRESS	PRO FORMA		COMBINED
	RETAIL,	HOLDINGS,	ADJUSTMENTS		CONSOLIDATED
	LLC	INC.	AMOUNT	REF	PRO FORMA

Net Sales	$726,336	$5,567,264	$-		$6,293,600

Cost of Sales	670,685	2,876,720	-		3,547,405

Gross Profit	55,651	2,690,544	-		2,746,195

Selling, General and Administrative Expenses	328,287	706,220	-		1,034,507

Other Operating Expenses	12,065	1,691,584	152,000	b	1,855,649

Total Operating Expenses	340,352	2,397,804	152,000		2,890,156

Operating Income (Loss)	(284,701)	292,740	(152,000)		(143,961)

Other Income (Expense)	19,284	(315)	-		18,969

Interest Expense	(55,042)	(200,406)	(120,000)	b	(375,448)

Net Income (Loss)	$(320,459)	$92,019	$(272,000)		$(500,440)

Basic and diluted
Net Loss per Common Share					$(0.07)

Basic and Diluted Weighted Average Number of Common Shares Outstanding					7,043,640

The accompanying notes are an integral part of these financial statements.

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE TEN MONTHS ENDED JULY 31, 2005

	HISTORICAL
	COACHELLA	STEAM
	VALLEY	PRESS	PRO FORMA		COMBINED
	RETAIL,	HOLDINGS,	ADJUSTMENTS		CONSOLIDATED
	LLC	INC.	AMOUNT	REF	PRO FORMA

Net Sales	$723,008	$4,492,368	$-		$5,215,376

Cost of Sales	896,856	2,164,745	-		3,061,601

Gross Profit (Loss)	(173,848)	2,327,623	-		2,153,775

Selling, General and Administrative Expenses	268,580	704,676	-		973,256

Other Operating Expenses	14,174	1,370,269	126,000	b	1,510,443

Total Operating Expenses	282,754	2,074,945	126,000		2,483,699

Operating Income (Loss)	(456,602)	252,678	(126,000)		(329,924)

Other Income (Expense)	(169,852)	25,431	-		(144,421)

Interest Expense	(60,420)	(164,270)	(110,000)	b	(334,690)

Net Income (Loss)	$(686,874)	$113,839	$(236,000)		$(809,035)

Basic and Diluted
Net Loss per Common Share					$(0.11)

Basic and Diluted Weighted Average Number of Common Shares Outstanding					7,043,640

The accompanying notes are an integral part of these financial statements.

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2004 and
For the Ten Months Ended July 31, 2005

Note (A) Basis of Presentation

The pro forma financial statements assume that the purchase took place on October 1, 2003 and combine the audited historical statements of operations for SPHI and CVR for the year ended September 30, 2004 and the ten months ended July 31, 2005.

There were no significant transactions on a combined basis between the acquired entities and the Company during the periods presented.

The accompanying pro forma information, including the allocation of the purchase price, is based on management's estimates of (1) the net assets acquired and (2) the fair value of the equity securities issued by the Company to consummate the purchase.

Note (B) Pro Forma Adjustments

Based on the Company’s previously reported purchase price allocation related to the acquisitions of SPHI and CVR included in Form 10-KSB, as amended, the Company allocated $628,000 to property and equipment, $113,000 to customer relationship assets, $340,000 to trade name/trademark, and $3,131,000 of assumed liabilities ($1,325,000 interest bearing at an average interest rate of 9%). If such allocation had been done on October 1, 2003, the Company would have recorded an increase of depreciation and amortization expense and interest expense as reflected in the accompanying pro forma financial statements. The purchase price, purchase price allocation and financing of the transaction are summarized as follows:

Purchase price paid as:

Common stock issued	$3,743,000

Total purchase consideration	3,743,000

Allocated to:

Cash	$31,000
Accounts receivable, net	437,000
Prepaid and other current assets	210,000
Property and equipment, net	628,000
Notes and other receivables	466,000
Customer relationship assets	113,000
Trade name/trademark	340,000
Goodwill	4,649,000
Less liabilities assumed	(3,131,000)

$3,743,000

U.S. DRY CLEANING CORPORATION AND SUBSIDIARIES
NOTES TO UNAUDITED PRO FORMA COMBINED CONSOLIDATED
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2004 and
For the Ten Months Ended July 31, 2005

Note (C) Income Tax Matters

Since the unaudited pro forma combined statement of operations reports a loss, there is no income tax effect of the above pro forma adjustments.

Since the purchase is intended to qualify as a non-taxable transaction, the tax bases of Cleaners Club assets and liabilities are carried forward for U.S. income tax purposes. Therefore, any amortization of the purchase consideration allocated to certain assets acquired may not be deductible by the Company in its future income tax returns. Such amounts are not significant to the accompanying pro forma financial statements.

Note (D) Pro Forma Loss Per Share

Pro forma basic loss per common share is computed by dividing the pro forma loss applicable to common stockholders by the pro forma weighted average number of common shares assumed to be outstanding during the period of computation. Pro forma diluted loss per common share is computed using the pro forma weighted average number of common shares and, if diluted, potential common shares outstanding during the period. Potential common shares during the pro forma periods presented consist of the 1,200,000 incremental common shares issuable upon the conversion of the 1,200,000 convertible preferred stock issued in the acquisition of SPHI, which were excluded from the calculation of pro forma diluted loss per share because they were anti-dilutive.